Exhibit 4.1

CORNERSTONE BUILDING BRANDS, INC.
as Issuer
and
the Subsidiary Guarantors from time to time party to the Indenture
and
WILMINGTON TRUST, NATIONAL ASSOCIATION
as Trustee
____
EIGHTH SUPPLEMENTAL INDENTURE
DATED AS OF SEPTEMBER 24, 2020
____
6.125% Senior Notes Due 2029

EIGHTH SUPPLEMENTAL INDENTURE, dated as of September 24, 2020 (this “Supplemental Indenture”), among Cornerstone Building Brands, Inc. (formerly known as NCI Building Systems, Inc., as successor by merger to Ply Gem Midco, LLC (formerly known as Ply Gem Midco, Inc., and formerly known as Pisces Midco, Inc.)), a Delaware corporation (the “Company”), as issuer, the Subsidiary Guarantors from time to time party to the Indenture referred to below and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee under the Indenture referred to below.
W I T N E S S E T H:
WHEREAS, the Company, the Subsidiary Guarantors and the Trustee are party to an Indenture, dated as of April 12, 2018 (as supplemented by the First Supplemental Indenture, dated as of April 12, 2018, the Second Supplemental Indenture, dated as of April 12, 2018, the Third Supplemental Indenture, dated as of April 13, 2018, the Fourth Supplemental Indenture, dated as of October 15, 2018, the Fifth Supplemental Indenture, dated as of November 16, 2018, the Sixth Supplemental Indenture, dated as of February 20, 2019, and the Seventh Supplemental Indenture, dated as of March 29, 2020, and as further amended, supplemented, waived or otherwise modified, the “Indenture”), relating to the issuance from time to time by the Company of Notes;
WHEREAS, Section 901(8) of the Indenture provides that the Company may provide for the issuance of Notes of any series as permitted by Section 301 therein;
WHEREAS, Section 1301(a) of the Indenture provides that each Subsidiary Guarantor fully and unconditionally Guarantees all monetary obligations of the Company under the Indenture and the Notes;
WHEREAS, in connection with the issuance of the 2029 Notes (as defined herein) and the related Guarantees, the Company has duly authorized the execution and delivery of this Supplemental Indenture to establish the forms and terms of the 2029 Notes as hereinafter described; and
WHEREAS, pursuant to Section 901 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:
1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as so defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Title of Notes. There shall be a series of Notes of the Company designated the “6.125% Senior Notes due 2029” (the “2029 Notes”).
3. Maturity Date. The final Stated Maturity of the 2029 Notes shall be January 15, 2029.
4. Interest and Interest Rates. Interest on the Outstanding principal amount of 2029 Notes will accrue at the rate of 6.125% per annum and will be payable semi-annually in arrears on January 15 and July 15 in each year, commencing on January 15, 2021, to holders of record on the immediately preceding January 1 and July 1, respectively (each such January 1 and July 1, a “Regular Record Date”). Interest on the 2029 Notes will accrue from the most recent date to which interest has been paid or provided for or, if no interest has been paid, from September 24, 2020, except that interest on any Additional 2029 Notes (as defined below) issued on or after the first Interest Payment Date will accrue (or will be deemed to have accrued) from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid on such Additional 2029 Notes, from the Interest Payment Date immediately preceding the date of issuance of such Additional 2029 Notes (or if the date of issuance of such Additional 2029 Notes is an Interest Payment Date, from such date of issuance); provided that if any 2029 Note issued in exchange therefor are surrendered for exchange on or after a record date for an Interest Payment Date that will occur on or after the date of such exchange, interest on such Note received in exchange thereof will accrue from such Interest Payment Date.
5. No Limitation on Aggregate Principal Amount. The aggregate principal amount of 2029 Notes that may be authenticated and delivered and Outstanding under the Indenture is not limited. The aggregate principal amount of the 2029 Notes issued hereunder and under the Indenture shall initially be $500.0 million. Subject to Section 407 of the Indenture, the Company may from time to time, without the consent of the Holders, create and issue Additional Notes having the same terms and conditions as the 2029 Notes in all respects or in all respects except for issue date, issue price and, if applicable, the first date on which interest accrues and the first payment of interest thereon. Additional Notes issued in this manner will be consolidated with, and will form a single series with, the 2029 Notes (any such Additional Notes, “Additional 2029 Notes”), unless otherwise specified for Additional Notes in an applicable Notes Supplemental Indenture, or otherwise designated by the Company, as contemplated by Section 301 of the Indenture.
6. Redemption. The 2029 Notes will be redeemable, at the Company’s option, at any time prior to maturity in accordance with the provisions of this Section 6.
(a) The 2029 Notes will be redeemable, at the Company’s option, in whole or in part, at any time and from time to time on and after September 15, 2023 and prior to maturity at the applicable redemption price set forth below. The 2029 Notes will be so redeemable at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, to but not including the relevant Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date falling prior to or on the Redemption Date pursuant to Section 307 of the

Indenture), if redeemed during the 12-month period commencing on September 15 of the years set forth below:

Redemption Period	Price
2023	103.063%
2024	101.531%
2025 and thereafter	100.000%
(b) In addition, at any time and from time to time prior to September 15, 2023, the Company at its option may redeem 2029 Notes in an aggregate principal amount equal to up to 40.0% of the original aggregate principal amount of the Notes (including the principal amount of any Additional 2029 Notes, or any other Additional Notes of the same series as the 2029 Notes), with funds in an equal aggregate amount (the “Redemption Amount”) not exceeding the aggregate proceeds of one or more Equity Offerings, at a redemption price (expressed as a percentage of principal amount thereof) of 106.125%, plus accrued and unpaid interest, if any, to but not including the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date falling prior to or on the Redemption Date pursuant to Section 307 of the Indenture) (each, an “Equity Offering Redemption”); provided, however, that an aggregate principal amount of 2029 Notes equal to at least 50.0% of the original aggregate principal amount of 2029 Notes (including the principal amount of any Additional 2029 Notes, or any other Additional Notes of the same series as the 2029 Notes) must remain outstanding immediately after each such redemption of Notes (unless all 2029 Notes are otherwise repurchased or redeemed substantially concurrently with the corresponding Equity Offering Redemption). Any amount payable pursuant to this Section 6(b) may be funded from any source (including amounts in excess of the Redemption Amount). Any notice of any such redemption may be given prior to the completion of the related Equity Offering, but in no event may be given more than 180 days after the completion of the related Equity Offering.
(c) At any time prior to September 15, 2023, 2029 Notes may also be redeemed in whole or in part, at the Company’s option, at a price (the “Redemption Price”) equal to 100.0% of the principal amount thereof plus the Applicable Premium (as defined below) as of, and accrued and unpaid interest, if any, to but not including the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date falling prior to or on the Redemption Date pursuant to Section 307 of the Indenture).
“Applicable Premium” means, with respect to a 2029 Note at any Redemption Date, the greater of (i) 1.00% of the principal amount of such 2029 Note and (ii) the excess of (A) the present value at such Redemption Date, calculated as of the date of the applicable redemption notice, of (1) the redemption price of such 2029 Note on September 15, 2023 (such redemption price being that described in Section 6(a)), plus (2) all required remaining scheduled interest payments due on such 2029 Note through such date (excluding accrued and unpaid interest to the Redemption Date), computed using a discount rate equal to the Treasury Rate plus

50 basis points, over (B) the principal amount of such 2029 Note on such Redemption Date. Calculation of the Applicable Premium will be made by the Company or on behalf of the Company by such Person as the Company shall designate; provided that such calculation shall not be a duty or obligation of the Trustee.
“Treasury Rate” means, with respect to a Redemption Date, the weekly average yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to the date of the applicable redemption notice (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such Redemption Date to September 15, 2023; provided, however, that if the period from the Redemption Date to such date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the Redemption Date to such date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
(d) Notwithstanding clauses (a), (b) and (c) of this Section 6, in connection with any tender for all of any series of the 2029 Notes (including pursuant to an Offer), if Holders of not less than 90.0% in the aggregate principal amount of the outstanding 2029 Notes of such series (including the principal amount of any Additional 2029 Notes, or any other Additional Notes of the same series as the 2029 Notes) validly tender and do not withdraw such Notes in such tender offer and the Company, or any other Person making such tender offer, purchases all of the 2029 Notes of such series (including any Additional 2029 Notes, or any other Additional Notes of the same series as the 2029 Notes) validly tendered and not withdrawn by such Holders, the Company will have the right, upon notice given not more than 30 days following such purchase pursuant to such tender offer, to redeem all of the 2029 Notes (including any Additional 2029 Notes, or any other Additional Notes of the same series as the 2029 Notes) of such series that remain outstanding following such purchase at a price in cash equal to the price offered to each Holder in such tender offer, plus, to the extent not included in the tender offer payment, accrued and unpaid interest to but excluding the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date falling prior to or on the Redemption Date).
(e) Any redemption of Notes pursuant to this Section 6 may be made upon notice sent electronically to each Holder’s registered address in accordance with Section 1005 of the Indenture, and, if applicable, the Company should notify the Trustee of such redemption date, and the principal amount of Notes to be redeemed in accordance with Section 1003 of the Indenture. The Company may provide in any redemption notice that payment of the redemption price and the performance of the Company’s obligations with respect to such redemption may be performed by another Person.

(f) Any redemption of Notes pursuant to this Section 6 (including in connection with an Equity Offering, a Change of Control, other transaction or event or otherwise) or notice thereof may, at the Company’s discretion, be subject to the satisfaction (or, waiver by the Company in its sole discretion) of one or more conditions precedent, which may include consummation of any related Equity Offering or the completion or occurrence of a Change of Control, Asset Disposition or other transaction or event, as the case may be. If such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice may state that, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been (or, in the Company’s sole determination, may not be) satisfied (or waived by the Company in its sole discretion) by the Redemption Date, or by the Redemption Date so delayed. The Company, the CD&R Investors, the GGC Investors, the Kenner Investors and their respective Affiliates may acquire the Notes whether by tender offer, open market purchases, negotiated transactions or otherwise.
7. Modifications to Indenture. The following terms of the Indenture are hereby amended solely with respect to the 2029 Notes (including any Additional 2029 Notes), and not with respect to the Initial Notes or any Additional Notes other than the 2029 Notes (including any Additional 2029 Notes) (unless otherwise specified for such Additional Notes in an applicable Notes Supplemental Indenture, or otherwise designated by the Company, as contemplated by Section 301 of the Indenture), as follows:
(a) Section 101 is amended by:
(i) adding the following new definition of “2029 Notes”:
““2029 Notes” means the 6.125% Senior Notes due 2029 of the Company issued on the 2029 Notes Issue Date pursuant to the Eighth Notes Supplemental Indenture, dated as of September 24, 2020 (and any Notes issued in respect thereof pursuant to Section 304, 305, 306, 312(d), 312(e) or 1008).”
(ii) adding the following new definition of “2029 Notes Issue Date”:
““2029 Notes Issue Date” means the first date on which the 2029 Notes are issued.”
(iii) in the definition of “Asset Disposition”, (x) adding the text “, Division” following the text “means any sale, lease, transfer” and (y) replacing in clause (xv) the text “$50.0 million” with the text “$80.0 million”;
(iv) deleting in the definition of “Consolidated EBITDA” (i) the proviso to clause (y) thereof and (ii) clause (z) thereof;

(v) replacing in the definition of “Exempt Sale and Leaseback Transaction” the text “$30.0 million” with the text “$47.5 million”;
(vi) replacing in the definition of “Contribution Amounts” the text “(b)(xi)” with the text “(b)(x)”;
(vii) amending and restating the definition of “Financing Lease” as follows:
““Financing Lease” means any lease of property, real or personal, the obligations of the lessee in respect of which are required to be classified and accounted for as a financing lease (and not, for the avoidance of doubt, as an operating lease) on the balance sheet of such lessee for financial reporting purposes in accordance with GAAP prior to the adoption of Accounting Standards Update No. 2016-02, Leases (Topic 842) by the Financial Accounting Standards Board (and all calculations and deliverables under this Indenture or the Notes (other than those made under Section 405) shall be made or delivered, as applicable, based on GAAP as in effect prior to such adoption). The Stated Maturity of any Financing Lease shall be the date of the last payment of rent or any other amount due under the related lease.”
(viii) replacing in the definition of “Indebtedness” the text “as of the Issue Date” in clause (z) of the final proviso thereof with the text “prior to the adoption of Accounting Standards Update No. 2016-02, Leases (Topic 842) by the Financial Accounting Standards Board”;
(ix) in the definition of “Permitted Investments”, (x) replacing in clause (vii) the text “Issue Date” in each instance with the text “2029 Notes Issue Date”, (y) replacing in clause (xv) the text “$175.0 million” with the text “$280.0 million” and (z) replacing in clause (xviii) the text “$175.0 million and 46.50% of Four Quarter Consolidated EBITDA” with the text “$600.0 million and 100.00% of Four Quarter Consolidated EBITDA”;
(x) in the definition of “Permitted Liens”, (x) replacing in clause (f) the text “Issue Date” in each instance with the text “2029 Notes Issue Date” and (y) replacing in clause (q) the text “$110.0 million” with the text “$180.0 million”; and
(xi) in the definition of “Transactions” (x) deleting in clauses (v) and (vi) the text “on the Issue Date”;
(b) Section 407 is amended by:
(i) in clause (b)(i), (x) replacing the text “$1,870.0 million” with the text “$2,675.0 million” and (y) replacing the text “$333.0 million” with the text “$450.0 million”;

(ii) replacing in clause (b)(iii)(A) the text “the Notes (other than Additional Notes)” with the text “the 2029 Notes”;
(iii) replacing in clause (b)(iii)(B) the text “Issue Date” with the text “2029 Notes Issue Date”;
(iv) amending and restating clause (xi) as follows:
“(xi) Indebtedness of (A) the Company or any Restricted Subsidiary Incurred to finance or refinance, or otherwise Incurred in connection with, any acquisition of assets (including Capital Stock), business or Person, or any merger or consolidation of any Person with or into the Company or any Restricted Subsidiary, or (B) any Person that is acquired by or merged or consolidated with or into the Company or any Restricted Subsidiary (including Indebtedness thereof Incurred in connection with any such acquisition, merger or consolidation); provided that on the date of such acquisition, merger or consolidation, after giving effect thereto, either (1) the Company would have a Consolidated Total Leverage Ratio equal to or less than 6.30:1.00, (2) the Company could Incur at least an additional $1.00 of Indebtedness pursuant to Section 407(a), (3) the Consolidated Total Leverage Ratio of the Company would equal or be less than the Consolidated Total Leverage Ratio of the Company immediately prior to giving effect thereto or (4) the Consolidated Coverage Ratio of the Company would equal or be greater than the Consolidated Coverage Ratio of the Company immediately prior to giving effect thereto; provided, further, that if, at the Company’s option, on the date of the initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness, pro forma effect is given to the Incurrence of the entire committed amount of such Indebtedness (any such committed amount pursuant to (x) clause (1) or (3) of this proviso, an “Acquisition Leverage Ratio Tested Committed Amount” and (y) pursuant to clause (2) or (4) of this proviso, an “Acquisition Coverage Ratio Tested Committed Amount”), then such Acquisition Leverage Ratio Tested Committed Amount or Acquisition Coverage Ratio Tested Committed Amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with this clause (xi); and any Refinancing Indebtedness with respect to any such Indebtedness (or Acquisition Leverage Ratio Tested Committed Amount or Acquisition Coverage Ratio Tested Committed Amount);”
(v) replacing in clause (b)(xii) the text “$250.0 million” with the text “$400.0 million”;
(vi) replacing in clause (b)(xiii) the text $90.0 million and 24.00% of Four Quarter Consolidated EBITDA” with the text “$150.0 million and 25.00% of Four Quarter Consolidated EBITDA”; and
(vii) replacing in clause (b)(xv) the text “$130.0 million” with the text “$210.0 million”;

(c) Section 409 is amended by:
(i) replacing in clause (b)(ii) the text “$70.0 million” with the text “$120.0 million”;
(ii) replacing in clause (b)(vii) the text “$100.0 million and 26.50% of Four Quarter Consolidated EBITDA” with the text “$180.0 million and 30.00% of Four Quarter Consolidated EBITDA”; and
(iii) replacing in clause (b)(xii) the text “$110.0 million” with the text “$180.0 million”;
(d) Section 410 is amended by:
(i) replacing in clause (1) the text “Issue Date” with the text “2029 Notes Issue Date”; and
(ii) replacing in clause (7) the text “Issue Date” with the text “2029 Notes Issue Date”;
(e) Section 411 is amended by replacing in the last paragraph of clause (a) the text “$110.0 million” with the text “$180.0 million”;
(f) Section 412 is amended by replacing in clause (b)(iv) the text “Issue Date” in each instance with the text “2029 Notes Issue Date”;
(g) Section 501 is amended by adding in clause (a) the text “(including pursuant to a Division)” following the text “any Person”; and
(h) adding in Article V the following new Section 503 after Section 502:
“503. Division. Any reference herein to (i) a transfer, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (collectively, a “Division”), as if it were a transfer, assignment, sale or transfer, or similar term, as applicable, to a separate Person, and (ii) a merger, consolidation, amalgamation or consolidation, or similar term, shall be deemed to apply to the Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company, or the unwinding of such a Division or allocation, as if it were a merger, consolidation, amalgamation or consolidation or similar term, as applicable, with a separate Person.”
8. Form. The 2029 Notes shall be issued substantially in the form set forth, or referenced, in Article II of the Indenture, and either Exhibit A or B attached to the Indenture, in each case as provided for in Section 201 of the Indenture (as such form may be modified in accordance with Section 301 of the Indenture).
9. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.
10. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or as to the accuracy of the recitals to this Supplemental Indenture.
11. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement. Unless otherwise provided herein, the words “execute,” “execution,” “signed,” “signature” and words of similar import used in or related to any document to be signed in connection with this Supplemental Indenture, any 2029 Notes or any other document relating or referring hereto or thereto, or any of the transactions contemplated hereby (including amendments, waivers, consents and other modifications) shall be deemed to include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including without limitation, DocuSign and AdobeSign). The use of electronic signatures and the keeping of records in electronic form (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee pursuant to procedures approved by the Trustee. Without limitation to the foregoing, and anything in the Indenture to the contrary notwithstanding, (a) any Officer’s Certificate, Company Order, Company Request, Opinion of Counsel, Note, Subsidiary Guarantee, supplemental indenture or other certificate, opinion of counsel, instrument, agreement or other document delivered pursuant to the Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats and (b) all references in Section 303 of the Indenture or elsewhere in the Indenture to the execution, attestation or authentication of any security, by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats.
12. Headings. The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, Chief
Legal, Risk & Compliance Officer
and Corporate Secretary

SUBSIDIARY GUARANTORS
:
ALENCO HOLDING CORPORATION

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ALENCO HOLDING CORPORATION

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ALENCO INTERESTS, L.L.C.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ALENCO TRANS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ALENCO WINDOW GA, L.L.C.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ATRIUM CORPORATION

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ATRIUM EXTRUSION SYSTEMS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ATRIUM INTERMEDIATE HOLDINGS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ATRIUM PARENT, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

AMERICAN SCREEN MANUFACTURERS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ATRIUM WINDOWS AND DOORS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

AWC ARIZONA, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

AWC HOLDING COMPANY

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

BRIDEN ACQUISITION, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

BROCKMEYER ACQUISITION, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

CANYON ACQUISITION, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

CENTRIA

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

CENTRIA SERVICES GROUP, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

CENTRIA, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

CHAMPION WINDOW, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ENVIRONMENTAL MATERIALS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ENVIRONMENTAL MATERIALS, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ENVIRONMENTAL MATERIALS L.P.

By: Environmental Materials, Inc., its general partner

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ENVIRONMENTAL STONEWORKS, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ENVIRONMENTAL STUCCO LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

GREAT LAKES WINDOWS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

KLEARY MASONRY, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

KROY BUILDING PRODUCTS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

MASTIC HOME EXTERIORS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

MW MANUFACTURERS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

MWM HOLDING, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

NAPCO, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

NCI GROUP, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

NEW ALENCO EXTRUSION, LTD.

By: Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

NEW ALENCO WINDOW, LTD.

By: Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

NEW GLAZING INDUSTRIES, LTD.

By: Glazing Industries Management, L.L.C., its general partner

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

PLY GEM HOLDINGS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

PLY GEM INDUSTRIES, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ROBERTSON-CECO II CORPORATION

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

SCHUYLKILL STONE, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

SILVER LINE BUILDING PRODUCTS LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

SIMEX, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

SIMONTON INDUSTRIES, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

SIMONTON WINDOWS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

ST. CROIX ACQUISITION, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

STEELBUILDING.COM, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

TALUS SYSTEMS, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

THERMAL INDUSTRIES, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

VARIFORM, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

VAN WELL ACQUISITION, LLC

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal,
Risk & Compliance Officer and Corporate
Secretary

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Trustee

By:	/s/ Barry D. Somrock
	Name:	Barry D. Somrock
	Title:	Vice President